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Exhibit 10.29


                                PROMISSORY NOTE
                           SECURED BY DEED OF TRUST


$500,000.00                                                    January __, 1999

                                                            San Jose, California


     FOR VALUE RECEIVED, the undersigned, Thomas W. Steipp ("Employee") and Debra L. Steipp, husband and wife (jointly and severally, the "Borrower"), promise to pay to Symmetricom, Inc., a California corporation ("Lender" and "Company"), at 2300 Orchard Parkway, San Jose, CA 95131 (or at such other place as Lender may from time to time designate by written notice to Borrower), in lawful money of the United States, the principal sum of FIVE HUNDRED THOUSAND DOLLARS ($500,000.00), on the following terms:

     1.   PAYMENT:
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          Upon the occurrence of a Maturity Event (as defined herein), the entire principal amount of FIVE HUNDRED THOUSAND DOLLARS ($500,000.00) shall be immediately due and payable in lawful money of the United States.

     2.   SECURITY: This Note is secured by a deed of trust of even date
          --------
herewith made by Borrower, as trustor, to First American Title Insurance Company, as trustee, (the "Trustee") for Lender, as beneficiary, (the "Deed of Trust") which (i) shall be executed and delivered by Borrower to Lender concurrently upon the execution of this Note, and (ii) shall be recorded by Lender or Trustee in the official records of the County of Santa Clara, State of California as soon as possible following the close of escrow for the Property (defined below), encumbering certain real property commonly known as 15560 Shannon Road, Los Gatos, California, County of Santa Clara, State of California (the "Property"), described with particularity in the Deed of Trust, which Borrower intends to occupy as his principal place of residence.

     3.   MATURITY EVENT: Upon the occurrence of a Maturity Event (as
          --------------
hereinafter defined), the entire principal amount of the Loan and any other sums due hereunder, shall become immediately due and payable without further demand or notice to Borrower. To the extent permitted by law, any of the following events shall be a "Maturity Event" under this Note and the Deed of Trust:

     (i) Five (5) days following the date that Employee resigns from the Company.

     (ii) Five (5) days following the date that Employee's employment with the Company is terminated for cause. The term "termination for cause" includes, without limitation, dishonesty,
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commission of a felony, a breach of Employee's fiduciary duty or willful failure to follow a directive of the Company or the Board of Directors of the Company.

     (iii) Three hundred sixty (360) days following the date that Employee's employment with the Company is terminated without cause.

     (iv) The date of any sale, conveyance, assignment, alienation or any other form of transfer, whether voluntary or involuntary, of that certain real property commonly known as 15560 Shannon Road, Los Gatos, California (the "Property"), or any part thereof or interest therein; except that the following transfers of the Property shall not be deemed to be a Maturity Event:

            a) A transfer upon the death of Employee to Employee's surviving spouse (provided the surviving spouse is an obligor hereunder) or to Employee upon the death of Employee's surviving spouse;

            b) A transfer by an obligor hereof whereby such obligor's spouse becomes a co-owner of the Property;

            c) A transfer resulting from a decree of dissolution of the marriage or legal separation of Employee and Debra L. Steipp or from a property settlement agreement incidental to such a decree which requires the obligor spouse to assume responsibility for the obligations under this Note and the Deed of Trust (hereinafter defined) and pursuant to which Employee or Debra L. Steipp (whoever is the obligor) becomes the sole owner of the Property; or

            d) A transfer by one or both obligors under the Note into an inter vivos trust in which one or both obligors are beneficiaries.

     (v)    March 25, 2008.

     In the event that any of the following occurs, then unless otherwise prohibited by law, the holder hereof shall have the option, without demand or notice, to declare the entire outstanding principal balance of this Note, together with all accrued and unpaid interest thereon to be immediately due and payable: (i) Borrower defaults in the payment of principal or interest when due pursuant to the terms hereof; (ii) Borrower defaults in his performance of any obligation contained in the deed of trust encumbering the Property and securing this Note (the "Deed of Trust"), any other deed of trust, security agreement or other agreement (including any amendment, modification or extension thereof) which may hereafter be executed by Borrowers for the purpose of securing this Note, or the "First Deed of Trust"; (iii) any representation or warranty contained in this Note, the Deed of Trust, or any other agreement or instrument executed in connection with the loan proves to have been false or misleading in any m aterial respect; (iv) Borrowers default in their obligation to pay any indebtedness or to perform any other obligation which is secured by a deed of trust or other lien on the Property or default under any deed of
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trust securing such indebtedness; or (v) Borrowers default in their obligation to pay any indebtedness evidenced by any promissory note executed by Borrowers and payable to the holder hereof or there occurs any other default under any deed of trust, mortgage or other document securing repayment of such indebtedness.

     4.   INTEREST: In the event any amount owed by Borrower pursuant to this
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Note is not paid when due, such unpaid amount shall bear interest from the due date until paid at a rate equal to the lower of: (i) ten percent (10%) per annum; or (ii) the maximum rate permitted by law. After such due date, all payments shall be credited first to accrued interest and then to principal.

     5.   BORROWER'S REPRESENTATIONS: Borrower hereby makes the following
          --------------------------
representations and warranties to the Lender and acknowledges that Lender is relying on such representations in making the loan:

          (a) As of the date of the close of escrow for the Property and as of the date of recording of the Deed of Trust, Borrower shall have good and marketable title to the Property free and clear of any security interests, liens or encumbrances other than the First Deed of Trust, as defined in Paragraph 8 below.

          (b) As of the date of the close of escrow for the Property and as of the date of recording of the Deed of Trust, the consent of no other person or entity is required to grant the security interest in the Property to the Lender evidenced by the Deed of Trust.

          (c) There are no actions, proceedings, claims or disputes pending or, to the Borrower's actual knowledge threatened against or affecting the Borrower or the Property.

     6.   BORROWER'S ADDITIONAL OBLIGATIONS: Borrower shall take any and all
          ---------------------------------
further actions that may from time to time be required to ensure that the Deed of Trust creates a valid lien on the Property in favor of the Lender, which shall secure the Note and be junior in priority only to the First Deed of Trust. Borrower shall furnish evidence reasonably satisfactory to the Lender that: (i) Borrower has good and marketable title to the Property; (ii) the consent of no other person or entity is required to grant a security interest in the Property to the Lender; and (iii) there is no other deed of trust, mortgage or encumbrance against the Property other than the First Deed of Trust. If it should be hereafter determined that there are defects against title or matters which could result in defects against title to the Property, or that the consent of another person or entity is required to grant to and perfect in the Lender a valid second-priority lien on the Property, Borrower shall promptly take all action necessary to remove such defects and to obtain such consent and grant (or cause to be granted) and perfect such lien on the Property. Failure of Borrower to comply with the provisions of this Paragraph 6 shall be deemed a default under the Note and the Deed of Trust.
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     7.   DEED OF TRUST: As used herein, "Deed of Trust" shall mean the deed of
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trust constituting a second-priority lien against the Property by Borrower to
First American Title Insurance Company, as trustee, (the "Trustee") for the benefit of Lender, as beneficiary, to be recorded by Lender or Trustee following close of escrow for the Property in the Official Records of the County of Santa Clara, State of California, securing a loan in the original principal amount of FIVE HUNDRED THOUSAND DOLLARS ($500,000.00).

     8.   FIRST DEED OF TRUST: As used herein, "First Deed of Trust" shall mean
          -------------------
the deed of trust constituting a first-priority lien against the Property, by Borrower to Equitable Deed Company, as trustee, for the benefit of Bank of America, Federal Savings Bank, as beneficiary, recorded December 30, 1998 under Recorder's Serial Number 14574954 in the Official Records of the County of Santa Clara, State of California securing a loan in a principal amount not in excess of EIGHT HUNDRED FIFTY THOUSAND DOLLARS ($850,000),

     9.   NOTICE: This Note is subject to Section 2924(i) of the California
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Civil Code which provides that the holder of this Note, shall give written notice to the trustor or his successor-in-interest, of prescribed information at least ninety (90) days and not more than one hundred and fifty (150) days before any balloon payment is due.

     10.  ATTORNEYS' FEES: In the event of Borrower's default hereunder,
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Borrower shall pay all costs of collection, including reasonable attorneys' fees incurred by the holder hereof on account of such collection, whether or not suit is filed hereon.

     11.  WAIVER: The waiver by Lender of any breach of or default under any
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term, covenant or condition contained herein or in any other agreement referred to above shall not be deemed to be a waiver of any subsequent breach of or default under the same or any other such term, covenant or condition.

     12.  NO USURY: Borrower hereby represents and warrants that at no time
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shall the proceeds of the indebtedness evidenced hereby be used "primarily for personal, family, or household purposes" as that term is defined and used in
Article XV of the California Constitution (as amended from time to time). Anything in this Note to the contrary notwithstanding, it is expressly stipulated and agreed that the intent of Borrower and Lender is to comply at all times with all usury and other laws relating to this Note. If the laws of the State of California would now or hereafter render usurious, or are revised, repealed or judicially interpreted so as to render usurious, any amount called for under this Note, or contracted for, charged or received with respect to the loan evidenced by this Note, or if any prepayment by Borrower results in Borrower having paid any interest in excess of that permitted by law, then it is Borrower's and Lender's express intent that all excess amounts theretofore collected by Lender be credited to the principal balance of this Note (or, if this Note has been paid in full, refunded to Borrower), and the provisions of
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this Note immediately be deemed reformed and the amounts therefor collectible hereunder reduced, without the necessity of execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder.

     13.  PREPAYMENT: Borrower may prepay all or any portion of this Note at any
          ----------
time prior to the stated maturity date, with no premium or penalty.

     14.  GENERAL PROVISIONS: This Note shall be governed by and construed in
          ------------------
accordance with the laws of the State of California. The maker of this Note hereby waives presentment for payment, protest and demand, notice of protest, demand and dishonor and nonpayment of this Note, and consents that Lender may extend the time for payment or otherwise modify the terms of payment or any part of the whole of the debt evidenced by this Note, at the request of any person liable hereon, and such consent shall not alter nor diminish the liability of any person. Borrower hereby waives the defense of the statute of limitations in any action on this Note to the extent permitted by law.

     15. THIS NOTE, THE DEED OF TRUST AND ALL RELATED DOCUMENTATION ARE EXECUTED VOLUNTARILY AND WITHOUT ANY DURESS OR UNDUE INFLUENCE ON THE PART OF OR ON BEHALF OF THE PARTIES HERETO, WITH THE FULL INTENT OF CREATING THE OBLIGATIONS AND SECURITY INTERESTS DESCRIBED HEREIN AND THEREIN. THE PARTIES ACKNOWLEDGE THAT: (a) THEY HAVE READ SUCH DOCUMENTATION; (b) THEY HAVE BEEN REPRESENTED IN THE PREPARATION, NEGOTIATION AND EXECUTION OF SUCH DOCUMENTATION BY LEGAL COUNSEL OF THEIR OWN CHOICE OR THAT THEY HAVE VOLUNTARILY DECLINED TO SEEK SUCH COUNSEL; (c) THEY UNDERSTAND THE TERMS AND CONSEQUENCES OF THIS NOTE, THE DEED OF TRUST AND ALL RELATED DOCUMENTATION AND THE OBLIGATIONS THEY CREATE; AND (d) THEY ARE FULLY AWARE OF THE LEGAL AND BINDING EFFECT OF THIS NOTE, THE DEED OF TRUST AND THE OTHER DOCUMENTS CONTEMPLATED BY THIS AGREEMENT. BORROWERS FURTHER ACKNOWLEDGE THAT (i) THE COMPANY MAY, IN ITS SOLE DISCRETION, DETERMINE THAT IT IS REQUIRED UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), AND THE RULES AND REGULATIONS PROMULGATED BY THE INTERNAL REVENUE SERVICE ("IRS") THEREUNDER, TO IMPUTE INTEREST ON THE PRINCIPAL OF THIS NOTE AT THE RATE SET BY THE IRS, (ii) THE AMOUNT OF ANY SUCH IMPUTED INTEREST WOULD BE DEEMED TO BE COMPENSATION INCOME TO EMPLOYEE WHICH WOULD BE SUBJECT TO TAX WITHHOLDING, AND (iii) IF SO DETERMINED BY THE COMPANY, THE COMPANY WOULD REPORT AND WITHHOLD THE REQUIRED AMOUNT OUT OF THE CURRENT
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COMPENSATION PAID TO EMPLOYEE IN ACCORDANCE WITH THE CODE AND THE RULES AND
REGULATIONS PROMULGATED THEREUNDER.


                                   AS BORROWER:


                                   _______________________________________
                                   Thomas W. Steipp


                                   _______________________________________
                                   Debra L. Steipp